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                                                                    Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK

                                   [DSS LOGO]

                      DIVERSIFIED SECURITY SOLUTIONS, INC.

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                           CUSIP 25533P 10 7




This is to certify that



is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                      DIVERSIFIED SECURITY SOLUTIONS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Louis Massad                           /s/ James E. Henry
VICE PRESIDENT AND TREASURER               PRESIDENT AND CHIEF EXECUTIVE OFFICER


                      DIVERSIFIED SECURITY SOLUTIONS, INC.
                              CORPORATE SEAL 1999
                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                           TRANSFER AGENT
                                            AND REGISTRAR

BY



AUTHORIZED SIGNATURE






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                         DIVERSIFIED SECURITY SOLUTIONS, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -as tenants in common
      TEN ENT -as tenants by the entireties
      JT TEN  -as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT-                       Custodian
                  -----------------------         --------------------------
                        (Cust)                              (Minor)
                  under Uniform Gifts to Minors
                  Act
                      --------------------------
                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received,___________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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-------------------------------------------------------------------------Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       --------------------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated-------------------------------


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        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.